UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: February 28, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2013

Semi-Annual Repor t

ClearBridge

Aggressive

Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Aggressive Growth Fund

Fund objective

The Fund seeks capital appreciation.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Aggressive Growth Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Aggressive Growth Fund for the six-month reporting period ended February 28, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2013

ClearBridge Aggressive Growth Fund	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended February 28, 2013 (the “reporting period”), it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department reported that fourth quarter GDP growth was a weak 0.4%. Decelerating growth was largely driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.1%. After falling to 7.8% in September 2012 the unemployment rate fluctuated between 7.8% and 7.9% over the next four months. While unemployment fell to 7.7% in February 2013, the lowest rate since December 2008, it was still high by historical standards. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.8% on a seasonally adjusted basis in February 2013 versus the previous month and they were 10.2% higher than in February 2012. In addition, the NAR reported that the median existing-home price for all housing types was $173,600 in February 2013, up 11.6% from February 2012. This marked the twelfth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in February to a 4.7 month supply at the current sales pace, it was 19.2% lower than in February 2012.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012, only to experience another setback in November 2012. However, it then improved later in the period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, prior to the beginning of the reporting period. This represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next three months, with the PMI increasing to 54.2 in February 2013, its best reading since June 2011.

IV	ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, prior to the beginning of the reporting period, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, after the reporting period ended, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Performance review

For the six months ended February 28, 2013, Class A shares of ClearBridge Aggressive Growth Fund, excluding sales charges, returned 10.22%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexv, returned 6.62% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 7.88% over the same time frame.

Performance Snapshot as of February 28, 2013 (unaudited)
(excluding sales charges)	6 Months
ClearBridge Aggressive Growth Fund:
Class A	10.22%
Class B2	9.63%
Class C	9.87%
Class FI	10.20%
Class R	10.10%
Class I	10.42%
Class IS	10.50%
Russell 3000 Growth Index	6.62%
Lipper Multi-Cap Growth Funds Category Average	7.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 545 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Aggressive Growth Fund	V

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 28, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.27%, 2.24%, 1.89%, 1.43%, 1.48%, 0.85% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. After a solid start in September 2012, the market experienced a setback in October given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the last four months of the period. All told, for the six months ended February 28, 2013, the S&P 500 Indexvi returned 8.95%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended February 28, 2013, with the Russell Midcap Indexvii returning 13.84%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii, returned 9.72% and the small-cap Russell 2000 Indexix returned 13.02%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growth and Russell 3000 Valuex Indices, returned 6.62% and 13.26%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Financial Officer

March 28, 2013

VI	ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

RISKS: The Fund may invest a significant portion of its assets in small and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2013 and August 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

2	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2012 and held for the six months ended February 28, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.22%	$1,000.00	$1,102.20	1.27%	$6.62	Class A	5.00%	$1,000.00	$1,018.50	1.27%	$6.36
Class B	9.63	1,000.00	1,096.30	2.35	12.21	Class B	5.00	1,000.00	1,013.14	2.35	11.73
Class C	9.87	1,000.00	1,098.70	1.89	9.83	Class C	5.00	1,000.00	1,015.42	1.89	9.44
Class FI	10.20	1,000.00	1,102.00	1.30	6.78	Class FI	5.00	1,000.00	1,018.35	1.30	6.51
Class R	10.10	1,000.00	1,101.00	1.48	7.71	Class R	5.00	1,000.00	1,017.46	1.48	7.40
Class I	10.42	1,000.00	1,104.20	0.88	4.59	Class I	5.00	1,000.00	1,020.43	0.88	4.41
Class IS	10.50	1,000.00	1,105.00	0.74	3.86	Class IS	5.00	1,000.00	1,021.12	0.74	3.71

[1]	For the six months ended February 28, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2013

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 99.3%
Consumer Discretionary — 21.3%
Internet & Catalog Retail — 1.5%
Liberty Interactive Corp., Interactive Series A Shares	3,908,820	$81,616,162	*
Liberty Ventures, Series A	195,441	14,110,840	*
Total Internet & Catalog Retail		95,727,002
Media — 19.8%
AMC Networks Inc., Class A Shares	1,762,710	101,179,554	*
Ascent Media Corp., Class A Shares	76,760	5,264,968	*
Cablevision Systems Corp., New York Group, Class A Shares	7,249,900	101,426,101
CBS Corp., Class B Shares	784,000	34,017,760
Comcast Corp., Class A Shares	700,000	27,853,000
Comcast Corp., Special Class A Shares	10,481,880	401,560,823
DIRECTV	2,152,362	103,679,277	*
Discovery Communications Inc., Class A Shares	742,900	54,476,857	*
Discovery Communications Inc., Class C Shares	767,800	49,523,100	*
Liberty Global Inc., Series A Shares	697,331	48,039,133	*
Liberty Global Inc., Series C Shares	707,148	45,158,471	*
Liberty Media Corp.	1,028,501	111,078,108	*
Madison Square Garden Inc., Class A Shares	1,961,175	109,668,906	*
Starz — Liberty Capital	1,028,501	19,088,979	*
Viacom Inc., Class B Shares	784,000	45,832,640
World Wrestling Entertainment Inc., Class A Shares	993,600	8,276,688
Total Media		1,266,124,365
Total Consumer Discretionary		1,361,851,367
Energy — 15.7%
Energy Equipment & Services — 8.5%
Core Laboratories NV	1,554,870	213,250,421
National-Oilwell Varco Inc.	1,828,171	124,553,290
Weatherford International Ltd.	17,320,150	205,763,382	*
Total Energy Equipment & Services		543,567,093
Oil, Gas & Consumable Fuels — 7.2%
Anadarko Petroleum Corp.	5,208,595	414,499,990
Newfield Exploration Co.	1,850,000	42,772,000	*
Total Oil, Gas & Consumable Fuels		457,271,990
Total Energy		1,000,839,083
Financials — 2.1%
Capital Markets — 0.7%
Cohen & Steers Inc.	1,343,500	44,295,195

See Notes to Financial Statements.

4	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 1.4%
Astoria Financial Corp.	3,962,230	$38,750,609
New York Community Bancorp Inc.	3,714,810	50,149,935
Total Thrifts & Mortgage Finance		88,900,544
Total Financials		133,195,739
Health Care — 33.0%
Biotechnology — 18.0%
Alkermes PLC	1,052,000	22,838,920	*
Amgen Inc.	4,119,520	376,565,323
Biogen Idec Inc.	3,848,042	640,083,306	*
ImmunoGen Inc.	860,750	13,057,578	*
Isis Pharmaceuticals Inc.	948,500	13,942,950	*
Vertex Pharmaceuticals Inc.	1,798,240	84,193,597	*
Total Biotechnology		1,150,681,674
Health Care Equipment & Supplies — 2.5%
Covidien PLC	2,500,450	158,953,607
Health Care Providers & Services — 7.1%
UnitedHealth Group Inc.	8,504,060	454,542,007
Pharmaceuticals — 5.4%
BioMimetic Therapeutics Inc.	1,452,600	13,785,174	*(a)
Forest Laboratories Inc.	5,756,960	211,856,128	*
Teva Pharmaceutical Industries Ltd., ADR	345,170	12,909,358
Valeant Pharmaceuticals International Inc.	1,536,988	103,685,210	*
Total Pharmaceuticals		342,235,870
Total Health Care		2,106,413,158
Industrials — 8.6%
Aerospace & Defense — 1.9%
Engility Holdings Inc.	256,057	4,831,796	*
L-3 Communications Holdings Inc.	1,521,345	116,032,983
Total Aerospace & Defense		120,864,779
Commercial Services & Supplies — 1.3%
ADT Corp.	1,692,865	81,071,305
Construction & Engineering — 1.0%
Fluor Corp.	1,042,730	64,544,987
Industrial Conglomerates — 1.7%
Tyco International Ltd.	3,385,730	108,377,217
Machinery — 2.7%
Pall Corp.	1,947,880	132,806,458

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	5

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Machinery — continued
Pentair Ltd., Registered Shares	812,382	$43,275,589
Total Machinery		176,082,047
Total Industrials		550,940,335
Information Technology — 17.6%
Communications Equipment — 0.3%
Arris Group Inc.	1,123,743	19,496,941	*
Computers & Peripherals — 5.1%
SanDisk Corp.	3,741,250	188,521,588	*
Seagate Technology PLC	4,274,940	137,482,070
Total Computers & Peripherals		326,003,658
Electronic Equipment, Instruments & Components — 2.2%
Dolby Laboratories Inc., Class A Shares	849,100	27,069,308
TE Connectivity Ltd.	2,857,670	114,678,297
Total Electronic Equipment, Instruments & Components		141,747,605
Internet Software & Services — 0.9%
Facebook Inc., Class A Shares	2,000,603	54,516,432	*
Semiconductors & Semiconductor Equipment — 5.4%
Broadcom Corp., Class A Shares	4,347,440	148,291,178
Cree Inc.	3,007,990	136,051,388	*
Intel Corp.	2,799,460	58,368,741
Total Semiconductors & Semiconductor Equipment		342,711,307
Software — 3.7%
Advent Software Inc.	1,876,600	49,166,920	*
Autodesk Inc.	1,656,710	60,834,391	*
Citrix Systems Inc.	1,784,630	126,530,267	*
Total Software		236,531,578
Total Information Technology		1,121,007,521
Materials — 1.0%
Metals & Mining — 1.0%
Freeport-McMoRan Copper & Gold Inc.	1,433,400	45,754,128
Nucor Corp.	448,500	20,204,925
Total Materials		65,959,053
Total Investments before Short-Term Investments (Cost — $2,570,471,051)		6,340,206,256

See Notes to Financial Statements.

6	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2013

ClearBridge Aggressive Growth Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.7%
Repurchase Agreements — 0.7%
Interest in $329,994,000 joint tri-party repurchase agreement dated 2/28/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $22,392,118; (Fully collateralized by various U.S. government agency obligations, 0.000% to 2.250% due 6/10/13 to 2/13/23; Market value — $22,839,844)	0.190%	3/1/13	$22,392,000	$22,392,000
Interest in $750,000,000 joint tri-party repurchase agreement dated 2/28/13 with RBS Securities Inc.; Proceeds at maturity — $22,391,112; (Fully collateralized by various U.S. government agency obligations, 0.000% due 3/6/13 to 8/28/13; Market value — $22,838,864)	0.180%	3/1/13	22,391,000	22,391,000
Total Short-Term Investments (Cost — $44,783,000)				44,783,000
Total Investments — 100.0% (Cost — $2,615,254,051#)				6,384,989,256
Other Assets in Excess of Liabilities — 0.0%				967,490
Total Net Assets — 100.0%				$6,385,956,746

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At February 28, 2013, the total market value of Affiliated Companies was $13,785,174, and the cost was $11,412,534 (See Note 7).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

February 28, 2013

Assets:
Investments in unaffiliated securities, at value (Cost — $2,603,841,517)	$6,371,204,082
Investments in affiliated securities, at value (Cost — $11,412,534)	13,785,174
Cash	101
Receivable for Fund shares sold	17,455,878
Dividends and interest receivable	4,797,936
Prepaid expenses	204,509
Total Assets	6,407,447,680

Liabilities:
Payable for Fund shares repurchased	11,593,620
Investment management fee payable	3,457,397
Service and/or distribution fees payable	1,471,045
Accrued expenses	4,968,872
Total Liabilities	21,490,934
Total Net Assets	$6,385,956,746

Net Assets:
Par value (Note 8)	$472
Paid-in capital in excess of par value	2,593,275,839
Accumulated net investment loss	(7,903,084)
Accumulated net realized gain on investments	30,848,314
Net unrealized appreciation on investments	3,769,735,205
Total Net Assets	$6,385,956,746

See Notes to Financial Statements.

8	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	23,376,781
Class B	3,189,934
Class C	6,270,221
Class FI	14,597
Class R	114,959
Class I	10,315,313
Class IS	3,899,607

Net Asset Value:
Class A (and redemption price)	$136.33
Class B*	$113.69
Class C*	$116.72
Class FI (and redemption price)	$136.72
Class R (and redemption price)	$134.98
Class I (and redemption price)	$146.59
Class IS (and redemption price)	$147.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$144.65

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended February 28, 2013

Investment Income:
Dividends	$37,046,373
Interest	12,981
Less: Foreign taxes withheld	(177,564)
Total Investment Income	36,881,790

Expenses:
Investment management fee (Note 2)	21,103,757
Service and/or distribution fees (Notes 2 and 5)	9,183,880
Transfer agent fees (Note 5)	7,053,614
Trustees’ fees	232,223
Fund accounting fees	197,421
Registration fees	103,713
Shareholder reports	92,977
Insurance	57,590
Audit and tax	35,741
Legal fees	25,472
Custody fees	11,978
Miscellaneous expenses	20,692
Total Expenses	38,119,058
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(813)
Net Expenses	38,118,245
Net Investment Loss	(1,236,455)

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investments Transactions	48,988,455
Change in Net Unrealized Appreciation (Depreciation) from Investments	542,018,957
Net Gain on Investments	591,007,412
Increase in Net Assets from Operations	$589,770,957

See Notes to Financial Statements.

10	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2013 (unaudited) and the Year Ended August 31, 2012	2013	2012

Operations:
Net investment loss	$(1,236,455)	$(10,253,151)
Net realized gain	48,988,455	158,866,309
Change in net unrealized appreciation (depreciation)	542,018,957	765,013,633
Increase in Net Assets From Operations	589,770,957	913,626,791

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(173,236,360)	(118,565,082)
Decrease in Net Assets From Distributions to Shareholders	(173,236,360)	(118,565,082)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	520,848,006	1,323,175,213
Reinvestment of distributions	169,029,647	116,022,500
Cost of shares repurchased	(645,559,666)	(1,210,625,610)
Increase in Net Assets From Fund Share Transactions	44,317,987	228,572,103
Increase in Net Assets	460,852,584	1,023,633,812

Net Assets:
Beginning of period	5,925,104,162	4,901,470,350
End of period*	$6,385,956,746	$5,925,104,162
* Includes accumulated net investment loss of:	$(7,903,084)	$(6,666,629)

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$127.38	$110.11	$87.14	$81.65	$103.41	$115.36

Income (loss) from operations:
Net investment loss	(0.02)	(0.16)	(0.27)	(0.36)	(0.31)	(0.58)
Net realized and unrealized gain (loss)	12.75	20.03	23.24	5.77	(21.45)	(11.37)
Proceeds from settlement of a regulatory matter	—	—	—	0.08	—	—
Total income (loss) from operations	12.73	19.87	22.97	5.49	(21.76)	(11.95)

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end of period	$136.33	$127.38	$110.11	$87.14	$81.65	$103.41
Total return[3]	10.22%	18.42%	26.35%	6.72%[4]	(21.04)%	(10.36)%

Net assets, end of period (millions)	$3,187	$3,009	$2,739	$2,422	$2,415	$3,358

Ratios to average net assets:
Gross expenses	1.27%[5]	1.27%	1.28%[6]	1.29%[6]	1.34%[6]	1.19%
Net expenses[7]	1.27 [5]	1.27	1.28 [6]	1.29 [6]	1.34 [6]	1.19
Net investment loss	(0.03) [5]	(0.14)	(0.24)	(0.41)	(0.43)	(0.52)

Portfolio turnover rate	0%[8]	8%	2%	0%[8]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.63%. Class A received $2,285,684 related to this distribution.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

12	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$107.40	$94.12	$75.18	$70.72	$90.48	$101.76

Income (loss) from operations:
Net investment loss	(0.60)	(1.10)	(1.11)	(1.06)	(0.87)	(1.32)
Net realized and unrealized gain (loss)	10.67	16.98	20.05	5.02	(18.89)	(9.96)
Proceeds from settlement of a regulatory matter	—	—	—	0.50	—	—
Total income (loss) from operations	10.07	15.88	18.94	4.46	(19.76)	(11.28)

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end of period	$113.69	$107.40	$94.12	$75.18	$70.72	$90.48
Total return[3]	9.63%	17.28%	25.19%	6.31%[4]	(21.84)%	(11.09)%

Net assets, end of period (millions)	$363	$396	$504	$558	$752	$1,316

Ratios to average net assets:
Gross expenses	2.35%[5]	2.24%	2.20%[6]	2.24%[6]	2.30%[6]	2.02%
Net expenses[7]	2.35 [5]	2.24	2.20 [6]	2.24 [6]	2.30 [6]	2.02
Net investment loss	(1.11) [5]	(1.11)	(1.16)	(1.37)	(1.40)	(1.35)

Portfolio turnover rate	0%[8]	8%	2%	0%[8]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.60%. Class B received $4,145,432 related to this distribution.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[7]	The impact of compensating balance arrangements, if any was less than 0.01%.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$109.93	$95.95	$76.39	$71.90	$91.60	$102.81

Income (loss) from operations:
Net investment loss	(0.36)	(0.77)	(0.82)	(0.83)	(0.63)	(1.12)
Net realized and unrealized gain (loss)	10.93	17.35	20.38	5.10	(19.07)	(10.09)
Proceeds from settlement of a regulatory matter	—	—	—	0.22	—	—
Total income (loss) from operations	10.57	16.58	19.56	4.49	(19.70)	(11.21)

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end of period	$116.72	$109.93	$95.95	$76.39	$71.90	$91.60
Total return[3]	9.87%	17.68%	25.61%	6.24%[4]	(21.51)%	(10.90)%

Net assets, end of period (millions)	$732	$703	$701	$658	$773	$1,255

Ratios to average net assets:
Gross expenses	1.89%[5]	1.89%	1.88%[6]	1.93%[6]	1.91%[6]	1.80%
Net expenses[7]	1.89 [5]	1.89	1.88 [6]	1.93 [6]	1.91 [6]	1.80
Net investment loss	(0.65) [5]	(0.76)	(0.84)	(1.05)	(1.01)	(1.13)

Portfolio turnover rate	0%[8]	8%	2%	0%[8]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.94%. Class C received $2,045,172 related to this distribution.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

14	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class FI Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$127.75	$110.45	$87.43	$81.99	$103.70	$115.43

Income (loss) from operations:
Net investment loss	(0.04)	(0.19)	(0.31)	(0.42)	(0.21)	(0.26)
Net realized and unrealized gain (loss)	12.79	20.09	23.33	5.86	(21.50)	(11.47)
Total income (loss) from operations	12.75	19.90	23.02	5.44	(21.71)	(11.73)

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end of period	$136.72	$127.75	$110.45	$87.43	$81.99	$103.70
Total return[3]	10.20%	18.38%	26.33%	6.63%	(20.94)%	(10.16)%

Net assets, end of period (000s)	$1,996	$1,469	$853	$581	$1,572	$2,886

Ratios to average net assets:
Gross expenses	1.41%[4]	1.43%	1.39%[5]	1.43%[5]	1.19%[5]	0.97%
Net expenses[6]	1.30 [4,7,8]	1.30 [7,8]	1.30 [5,7,8]	1.29 [5,7,8]	1.19 [5]	0.97
Net investment loss	(0.06) [4]	(0.16)	(0.28)	(0.46)	(0.29)	(0.24)

Portfolio turnover rate	0%[9]	8%	2%	0%[9]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$126.29	$109.40	$86.75	$81.48	$103.28	$115.30

Income (loss) from operations:
Net investment loss	(0.14)	(0.39)	(0.48)	(0.52)	(0.36)	(0.62)
Net realized and unrealized gain (loss)	12.61	19.88	23.13	5.79	(21.44)	(11.40)
Total income (loss) from operations	12.47	19.49	22.65	5.27	(21.80)	(12.02)

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end of period	$134.98	$126.29	$109.40	$86.75	$81.48	$103.28
Total return[3]	10.10%	18.18%	26.11%	6.47%	(21.11)%	(10.43)%

Net assets, end of period (000s)	$15,517	$13,934	$12,223	$9,765	$9,431	$7,313

Ratios to average net assets:
Gross expenses	1.48%[4]	1.48%	1.48%[5]	1.47%[5]	1.42%[5]	1.29%
Net expenses[6]	1.48 [4,7]	1.47 [7,8]	1.47 [5,7,8]	1.46 [5,7,8]	1.42 [5]	1.29
Net investment loss	(0.21) [4]	(0.34)	(0.43)	(0.58)	(0.51)	(0.57)

Portfolio turnover rate	0%[9]	8%	2%	0%[9]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

16	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$136.44	$117.26	$92.40	$86.28	$108.79	$120.78

Income (loss) from operations:
Net investment income (loss)	0.24	0.36	0.24	0.01	0.02	(0.04)
Net realized and unrealized gain (loss)	13.69	21.42	24.62	6.11	(22.53)	(11.95)
Total income (loss) from operations	13.93	21.78	24.86	6.12	(22.51)	(11.99)

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end period	$146.59	$136.44	$117.26	$92.40	$86.28	$108.79
Total return[3]	10.42%	18.92%	26.90%	7.09%	(20.69)%	(9.93)%

Net assets, end of period (millions)	$1,512	$1,279	$635	$487	$521	$1,112

Ratios to average net assets:
Gross expenses	0.88%[4]	0.85%	0.84%[5]	0.87%[5]	0.88%[5]	0.71%
Net expenses[6]	0.88 [4,7]	0.85 [7,8]	0.84 [5,7]	0.87 [5,7]	0.88 [5]	0.71
Net investment income (loss)	0.35 [4]	0.29	0.20	0.01	0.02	(0.04)

Portfolio turnover rate	0%[9]	8%	2%	0%[9]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of period	$137.09	$117.69	$92.64	$86.40	$108.79	$104.42

Income (loss) from operations:
Net investment income	0.35	0.47	0.36	0.13	0.12	0.05
Net realized and unrealized gain (loss)	13.76	21.53	24.69	6.11	(22.51)	4.32
Total income (loss) from operations	14.11	22.00	25.05	6.24	(22.39)	4.37

Less distributions from:
Net realized gains	(3.78)	(2.60)	—	—	—	—
Total distributions	(3.78)	(2.60)	—	—	—	—

Net asset value, end of period	$147.42	$137.09	$117.69	$92.64	$86.40	$108.79
Total return[4]	10.50%	19.04%	27.04%	7.22%	(20.58)%	4.18%

Net assets, end of period (000s)	$574,885	$522,963	$308,081	$228,295	$212,121	$109,509

Ratios to average net assets:
Gross expenses	0.74%[5]	0.74%	0.74%[6]	0.75%[6]	0.75%[6]	0.72%[5]
Net expenses[7]	0.74 [5,8]	0.74 [8]	0.74 [6,8]	0.75 [6,8]	0.75 [6]	0.72 [5]
Net investment income	0.50 [5]	0.37	0.30	0.14	0.16	0.62 [5]

Portfolio turnover rate	0%[9]	8%	2%	0%[9]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2013 (unaudited).

[3]	For the period August 4, 2008 (inception date) to August 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

18	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (formerly Legg Mason ClearBridge Aggressive Growth Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	19

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$6,340,206,256	—	—	$6,340,206,256
Short-term investments†	—	$44,783,000	—	44,783,000
Total investments	$6,340,206,256	$44,783,000	—	$6,384,989,256

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	21

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class R and Class I shares did not exceed 1.30%, 1.55% and 1.00%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended February 28, 2013, fees waived and/or expenses reimbursed amounted to $813.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	23

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 28, 2013, LMIS and its affiliates received sales charges of $431,998 on sales of the Fund’s Class A shares. In addition, for the six months ended February 28, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$175	$129,326	$7,828

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended February 28, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	—
Sales	$106,773,432

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,814,983,680
Gross unrealized depreciation	(45,248,475)
Net unrealized appreciation	$3,769,735,205

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended February 28, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each

24	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended February 28, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,786,828	$4,382,979
Class B	1,864,107	1,144,919
Class C	3,493,737	533,740
Class FI	1,856	3,148
Class R	37,352	18,414
Class I	—	966,284
Class IS	—	4,130
Total	$9,183,880	$7,053,614

For the six months ended February 28, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$813
Class R	—
Class I	—
Class IS	—
Total	$813

6. Distributions to shareholders by class

	Six Months Ended February 28, 2013	Year Ended August 31, 2012
Net Realized Gains:
Class A	$87,482,534	$63,333,378
Class B	12,705,743	12,642,889
Class C	23,316,627	18,207,699
Class FI	40,344	16,228
Class R	477,136	292,588
Class I	34,893,508	13,964,646
Class IS	14,320,468	10,107,654
Total	$173,236,360	$118,565,082

ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report	25

7. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended February 28, 2013:

	Affiliate Value at 8/31/12	Purchased		Sold		Dividend Income	Affiliate Value at 2/28/13	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
BioMimetic Therapeutics Inc.	$5,577,984	—	—	—	—	—	$13,785,174	—

8. Shares of beneficial interest

At February 28, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,306,300	$170,024,492	2,831,065	$333,081,265
Shares issued on reinvestment	677,252	85,821,208	563,275	62,258,818
Shares repurchased	(2,229,063)	(289,618,219)	(4,649,372)	(546,120,252)
Net decrease	(245,511)	$(33,772,519)	(1,255,032)	$(150,780,169)

Class B
Shares sold	3,873	$423,362	13,343	$1,281,225
Shares issued on reinvestment	118,780	12,581,235	133,355	12,510,011
Shares repurchased	(616,005)	(67,234,502)	(1,822,515)	(181,437,165)
Net decrease	(493,352)	$(54,229,905)	(1,675,817)	$(167,645,929)

Class C
Shares sold	275,472	$31,007,304	348,773	$35,361,695
Shares issued on reinvestment	205,903	22,369,379	182,692	17,501,867
Shares repurchased	(602,722)	(67,218,236)	(1,448,850)	(146,837,056)
Net decrease	(121,347)	$(13,841,553)	(917,385)	$(93,973,494)

Class FI
Shares sold	5,421	$728,567	8,561	$1,024,938
Shares issued on reinvestment	317	40,344	146	16,228
Shares repurchased	(2,640)	(343,823)	(4,929)	(550,267)
Net increase	3,098	$425,088	3,778	$490,899

26	ClearBridge Aggressive Growth Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Class R
Shares sold	47,462	$6,116,936	35,048	$4,108,282
Shares issued on reinvestment	3,734	468,730	2,585	283,686
Shares repurchased	(46,571)	(6,089,029)	(39,024)	(4,450,550)
Net increase (decrease)	4,625	$496,637	(1,391)	$(58,582)

Class I
Shares sold	1,901,450	$269,856,317	5,319,737	$682,071,974
Shares issued on reinvestment	245,526	33,428,283	113,058	13,344,236
Shares repurchased	(1,209,727)	(169,154,494)	(1,474,169)	(183,135,152)
Net increase	937,249	$134,130,106	3,958,626	$512,281,058

Class IS
Shares sold	305,971	$42,691,028	2,314,471	$266,245,834
Shares issued on reinvestment	104,620	14,320,468	85,297	10,107,654
Shares repurchased	(325,765)	(45,901,363)	(1,202,731)	(148,095,168)
Net increase	84,826	$11,110,133	1,197,037	$128,258,320

ClearBridge Aggressive Growth Fund	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The

28	ClearBridge Aggressive Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for each period, and ranked in the first quintile of the Performance Universe for the three-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of

ClearBridge Aggressive Growth Fund	29

management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of ten retail front-end load multi-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by

30	ClearBridge Aggressive Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group but lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

ClearBridge Aggressive Growth Fund	31

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02208 4/13 SR13-1890

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: April 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: April 25, 2013